DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2023
Discontinued Operations and Disposal Groups [Abstract]
DISCONTINUED OPERATIONS

11.	DISCONTINUED OPERATIONS

Platinum Tax

On November 10, 2023, the Company sold Platinum Tax, which was a full-service tax resolution firm located in Los Angeles, California. Through this subsidiary the Company provided fee-based tax resolution services to individuals and companies that have federal and state tax liabilities by assisting clients to settle outstanding tax debts. As part of the Asset Purchase Agreement between us and the purchaser, the assets that were purchased included substantially all assets, rights, interests, and licenses except for banks accounts in place prior to the sale for the purchase consideration of 15% of cash collected by the purchaser within one year following the sale date.

The Company and the managers of AHI entered into a resignation, release and buyback agreement and addendum, effective October 31, 2022, pursuant to which the managers purchased AHI in exchange for returning 175,045 shares of series F preferred stock. There was a loss on disposal in the amount of $217,769 on October 31, 2022, which represented net assets and liabilities at the time of sale back.

	December 31,
Net liabilities of discontinued operations	2023	2022
Cash	$342	$7,717
Accounts receivable	300	860
Accounts payable and accrued expenses	238,285	159,700
Net liabilities of discontinued operations	$(237,643)	$(151,123)

	Year Ended December 31,
Gain (Loss) from discontinued operations	2023	2022
Revenue	$307,366	$1,438,294
Cost of sales	(59,453)	(462,556)
Selling, general and administrative expenses	(332,005)	(1,094,121)
Interest expense	(2,428)	(44,027)
Impairment of Goodwill	–	(2,092,048)
Loss on divestiture of subsidiary	–	(217,769)
Gain no change in estimate	–	(4,474)
Gain on reversal of Red Rock liability	–	510,418
Loss on settlement	–	(212,600)
Loss from discontinued operations	$(86,520)	$(2,178,883)